EXHIBIT 99.4

GREAT EAST BOTTLES & DRINKS (CHINA) HOLDINGS, INC.
UNAUDITED PRO-FORMA COMBINED BALANCE SHEET
December 31, 2009

	GEBD	Upjoy	United Joy	Greatgrand	Equity	Pro-forma
	Historical	Historical	Historical	Historical	Adjustments	Combined
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$394,948	$40,270	$1,185,292	$10,229	$-	$1,630,739
Pledged deposits	3,608,354	6,163,611	-	-	-	9,771,965
Accounts receivable	2,542,714	1,219,279	1,243,804	615,044	-	5,620,841
Tax recoverable	-	-	1,295	-	-	1,295
Inventories	1,946,783	483,640	1,243,947	674,040	-	4,348,410
Prepaid expenses and other receivables	1,543,278	148,110	198,730	183,539	-	2,073,657
Total current assets	10,036,077	8,054,910	3,873,068	1,482,852	-	23,446,907

PROPERTY, PLANT & EQUIPMENT, NET	21,090,348	2,362,744	5,520,777	4,687,192	-	33,661,061

LAND USE RIGHT, NET OF AMORTIZATION	339,338	-	274,778	-	-	614,116

TOTAL ASSETS	$31,465,763	$10,417,654	$9,668,623	$6,170,044	$-	$57,722,084

LIABILITIES AND STOCKHOLDERS’ EQUITY
LIABILITIES
CURRENT LIABILITIES
Bank loans	$4,252,099	$1,320,774	$2,240,218	$153,922	$-	$7,967,013
Accounts payable	1,447,459	690,980	1,628,079	865,834	-	4,632,352
Notes payables	1,725,727	-	-	-	-	1,725,727
Accrued expenses and other payables	293,388	5,966	1,073,070	98,473	-	1,470,897
Tax payable	404,417	59,118	-	73,985	-	537,520
Amount due to a shareholder	58,194	8,163,296	4,032,066	4,147,669	29,997	16,431,222
Total current liabilities	8,181,284	10,240,134	8,973,433	5,339,883	29,997	32,764,731

LONG-TERM BANK LOAN	2,606,602	-	398,096	131,014	-	3,135,712

TOTAL LIABILITIES	$10,787,886	$10,240,134	$9,371,529	$5,470,897	$29,997	$35,900,443

STOCKHOLDERS’ EQUITY
Common stock	400,000	10,000	10,000	10,000	(30,000)	400,000
Additional paid in capital	9,885,277	-	-	-	(6,648,171)	3,237,106
Capital reserves	2,668,465	-	-	-	(1,749,319)	919,146
Retained earnings/(accumulated deficits)	3,750,838	(133,609)	61,280	213,765	(3,133,875)	758,399
Accumulated other comprehensive income	3,848,500	301,129	225,814	475,382	(3,293,662)	1,557,163
	$20,553,080	$177,520	$297,094	$699,147	$(14,855,027)	$6,871,814
Noncontrolling interests	124,797	-	-	-	14,825,030	14,949,827

TOTAL STOCKHOLDERS’ EQUITY	$20,677,877	$177,520	$297,094	$699,147	$(29,997)	$21,821,641

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$31,465,763	$10,417,654	$9,668,623	$6,170,044	$-	$57,722,084

GREAT EAST BOTTLES & DRINKS (CHINA) HOLDINGS, INC.
UNAUDITED PRO-FORMA COMBINED STATEMENTS OF OPERATIONS
AND COMPREHENSIVE INCOME
Year Ended December 31, 2009

	GEBD	Upjoy	United Joy	Greatgrand	Intercompany	Noncontrolling	Pro-forma
	Historical	Historical	Historical	Historical	eliminations	interests	Combined

REVENUE	$34,602,296	$13,378,563	$18,772,484	$4,115,453	$(23,022,971)	$-	$47,845,825

COST OF SALES	28,016,307	12,026,171	15,824,924	3,064,836	(23,022,971)	-	35,909,267

GROSS MARGIN	6,585,989	1,352,392	2,947,560	1,050,617	-	-	11,936,558

EXPENSES
Selling and distribution	318,646	196,248	457,419	59,266	-	-	1,031,579
General and administrative	2,716,293	273,295	954,593	374,618	-	-	4,318,799
OPERATING INCOME	3,551,050	882,849	1,535,548	616,733	-	-	6,586,180

OTHER INCOME/(EXPENSE)
Other income	255,177	16,779	113,765	65,203	-	-	450,924
Bank interest income	98,790	67,558	456	239	-	-	167,043
Bank loan interest	(496,901)	(63,691)	(165,992)	(28,983)	-	-	(755,567)
Other expense	(374,200)	(217,694)	(13,465)	(2,723)	-	-	(608,082)
TOTAL OTHER INCOME/(EXPENSE)	(517,134)	(197,048)	(65,236)	33,736	-	-	(745,682)

INCOME BEFORE PROVISION FOR INCOME TAXES AND MINORITY INTERESTS	3,033,916	685,801	1,470,312	650,469	-	-	5,840,498

PROVISION FOR INCOME TAXES	1,159,279	-	-	-	-	-	1,159,279

INCOME BEFORE MINORITY INTERESTS	1,874,637	685,801	1,470,312	650,469	-	-	4,681,219

MINORITY INTERESTS	10,376	-	-	-	-	3,625,110	3,635,486

NET INCOME	$1,864,261	$685,801	1,470,312	650,469	$-	$(3,625,110)	$1,045,733

GREAT EAST BOTTLES & DRINKS (CHINA) HOLDINGS, INC.
NOTES TO UNAUDITED PRO-FORMA COMBINED FINANCIAL STATEMENTS
Year Ended December 31, 2009

NOTE 1   BASIS OF PRESENTATION

On December 30, 2009, Great East Bottles & Drinks (China) Holdings, Inc. (the “Company”) entered into various asset reorganization arrangements:

i)
Great East Bottles and Drinks (BVI) Inc. (“GEBD BVI”), a wholly owned subsidiary of the Company, reorganized its investment holding structure in Great East Packaging International Limited (“GEPI”), Great East Packaging (Nanjing) Limited (“GEPNJ”) and Great East Packaging (Xian) Limited (“GEPXA”).

In this reorganization, GEPNJ and GEPXA each allotted 9,999 shares at $1 each to Great East (Overseas) Packaging Limited (“GEOP”) which is an indirectly subsidiary of GEPI. Total consideration is $19,998.  Immediately after the completion of the share allotment, GEOP became the controlling shareholder of GEPNJ and GEPXA.

GEPNJ owns a 100% equity interest in Nanjing Great East Packaging Co., Ltd., which is principally engaged in the production of beverage bottles in Nanjing, the PRC. GEPXA owns a 100% equity interest in Xian Great East Packaging Co., Ltd., which is principally engaged in the production of beverage bottles in Xian, the PRC.

GEPI owns an 84% equity interest in Hangzhou Great East Packaging Co., Ltd. (“HZGE”), which is principally engaged in the production of beverage bottles in Hangzhou, the PRC. HZGE owns a 100% equity interest in GEOP.

ii)
GEBD BVI entered into various agreements for assets reorganization with Great East Packaging Holdings Limited (“GEPH”).  The Company considers GEPH to be a related party as the Company’s majority shareholder, Mr. Guy A-Tsan Chung, owned 74.25% of the Company and was an affiliate of GEPH as of December 31, 2009. GEPH owns United Joy International Limited (“United Joy”), Greatgrand Global Limited (“Greatgrand”) and Upjoy Holdings Limited (“Upjoy”), and is a related party with a common ultimate shareholder.  Pursuant to the agreements:

(a)	GEOP subscribed for 9,999 new shares at $1 each in each of United Joy, Greatgrand and Upjoy, respectively. Total consideration is $29,997.

(b)
In exchange, GEPI granted GEPH an option to subscribe for 9,638,769 ordinary shares of GEPI, or a 60% equity interests in the enlarged share capital of GEPI, exercisable for 3 years, ending December 31, 2012, with an exercise price of $1.

(c)
In addition, GEBD BVI disposed of its entire interests in Best Key Investment Limited (“Best Key”) to Top Sharp Investments Limited (“Top Sharp”) at a consideration of HK$1. Best Key owns a 15% equity interest in HZGE.  The Company considers Top Sharp to be a related party as the Company’s majority shareholder, Mr. Guy A-Tsan Chung, owned 74.25% of the Company and was an affiliate of Top Sharp as of December 31, 2009.

United Joy owns a 100% equity interest in Nanjing Crystal Pines Beverages & Packaging Co. Ltd, which is principally engaged in the production of OEM bottled water in Nanjing and Hefei, the PRC. Greatgrand owns a 100% equity interest in Shenyang Great East Packaging Co. Ltd, which is principally engaged in the production of beverage bottles in Shenyang, the PRC. Upjoy owns a 100% equity interest in Hangzhou Crystal Pines Beverages & Packaging Co. Ltd, which is principally engaged in the production of OEM bottled water in Hangzhou and Taizhou, the PRC.

The above arrangements completed at close of December 31, 2009 and the option granted to GEPH was deemed exercised on the same date.  Immediately after the completion of the above reorganization arrangements, GEPI owned all of the operating units of the Company, and the Company’s effective interests in GEPI decreased from 99% to 33.6%.

The assets transferred between entities under common control are accounted for at historical cost similar to a pooling of interest.  Financial results of United Joy, Greatgrand and Upjoy each, together with the impact on disposal of Best Key and deemed exercise of share option, were consolidated on an “as-if-pooling” basis.

NOTE 2   PRO-FORMA FINANCIAL STATEMENTS

The pro-forma combined consolidated financial statements have been developed from the audited accounts of GEBD, Upjoy, United Joy and Greatgrand. The pro-forma combined consolidated financial statements should be read in conjunction with the separate historical financial statements of GEBD, Upjoy, United Joy and Greatgrand, respectively.

NOTE 3   PRO-FORMA ADJUSTMENTS

The pro-forma adjustments included in the combined consolidated financial statements are as follows:

(a)	Elimination of share capital of Upjoy, United Joy and Greatgrand.

(b)	Recognized noncontrolling interests in shareholders’ equity and results for the year.

(c)	Elimination of inter-company transactions